UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported) OCTOBER 9, 2000

                      BioDelivery Sciences International, Inc.
               (Exact name of Registrant as specified in charter)

           Indiana                   0-28931              35-2089858
   (State or other jurisdiction    (Commission         (I.R.S. Employer
       of incorporation)           File Number)        Identification No.)


          111, Lock Street, Newark, NJ                        07103
   (Address of principal executive offices)                 (Zip code)



Registrant's telephone number, including area code      (973) 972-0324


                           MAS Acquisition XXIII Corp.
                  17 N. Governor Street, Evansville, IN  47711
         (Former name or former address, if changed, since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

  A change in control of our Company occurred on October 9, 2000 pursuant to the terms and conditions of a Contribution Agreement dated June 30, 2000 between BioDelivery Sciences International, Inc., an Indiana corporation (the "Company") and Subscribers (the "Hopkins Capital Group"), listed in Exhibit 1.0 of the Contribution Agreement. We entered into the Agreement whereby we agreed to exchange 15,000,000 shares of our common stock for the properties listed in
Exhibit 1.1 of the Contribution Agreement. The shares of our common stock will be issued to the individuals in the amounts specified in Exhibit 1.0 of the Contribution Agreement. After the exchange, we will have a total of 15,350,000 shares of common stock outstanding.

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

  We have entered into an Agreement with BioDelivery Sciences International, Inc., a New Jersey corporation (the "BDS") on September 5, 2000, whereby BDS agreed to sell and transfer to us shares which represents 80% of BDS stock at a purchase price of $15,000,000 with the following payment terms:

  1)  $1,000,000 in cash at closing.

  2) $14,000,000 of promissory notes bearing interest at 8% per annum payable in installments through December 2002.

ITEM 5.  OTHER EVENT.

  We have filed on September 18, 2000 an Article of Amendment amending our Articles of Incorporation changing the name of our company to BioDelivery Sciences International, Inc.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

  As a result of the Contribution Agreement, we have accepted the resignation of Aaron Tsai, our sole Director and Officer, as of October 9, 2000, and appointed Dr. Frank O'Donnell as Chairman, President and Director and Samuel S. Duffey as Director.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

(i) Audited financial statements of BioDelivery Sciences, Inc., for the year ended December 31, 1999 and the nine month period ended September 30, 2000.

(To be filed by amendment)

     (ii) Unaudited combined financial statement of BioDelivery Sciences, Inc. and BioDelivery Sciences International, Inc. for the nine month period ended September 30, 2000

         (To be filed by amendment)
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SIGNATURES

	 Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



BioDelivery Sciences International, Inc. (f/k/a/ Mas Acquisition XXIII Corp)



Date: October 12, 2000

                                     By: /s/ Dr. Frank O'Donnell/
                                     ----------------------------------
                                     Dr. Frank O'Donnell
			 			 President


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EXHIBITS


EXHIBIT     DESCRIPTION OF EXHIBIT
-------     -----------------------------------------------------------------
 2.1         Contribution Agreement dated June 30, 2000 between MAS
             Acquisition XXIII Corp. and Hopkins Capital Group.

 2.2         Stock Purchase Agreement dated September 5, 2000 between
             MAS Acquisition XXIII Corp. and BioDelivery Sciences, Inc.

 3.1         Articles of Amendment of The Article of Incorporation
-------     -----------------------------------------------------------------

EXHIBIT 2.1 Contribution Agreement dated June 30, 2000 between MAS Acquisition XXIII Corp. and Hopkins Capital Group.

(To be filed by amendment)

EXHIBIT 2.2 Stock Purchase Agreement dated September 5, 2000 between MAS Acquisition XXIII Corp. and BioDelivery Sciences, Inc.

(To be filed by amendment)

EXHIBIT 3.1   Articles of Amendment of The Article of Incorporation

ARTICLES OF AMENDMENT OF THE			SUE ANNIE GILROY
ARTICLES OF INCORPORATION			SECRETARY OF STATE
State form 38333 (R8 / 12-96)			CORPORATIONS DIVISION
Approved by State Board of Accounts 1995	302 W. Washington St., Rm.E018
						Indianapolis, IN  46204
						Telephone: (317) 232-6576

INSTRUCTIONS: Use 8 1/2" x 11" white paper 	Indiana Code 23-138-1 et seq.
	      for inserts.
	      Present original and two copies	Filing Fee:  $30.00
	      to address in upper right hand
	      corner of this
	      Please TYPE of PRINT

                        ARTICLES OF AMENDMENT OF THE
                        ARTICLES OF INCORPORATION OF:

Name of Coporation                                Date of incorporation
  MAS Acquisition XXIII Corp.                       January 6, 1997

The undersigned officers of the above referenced Corporation (hereinafter referred to as the "Corporation") existing pursuant to the provisions of:
(indicate appropriate act)

  X  Indiana Business                           Indiana Professional
     Coporation Law                             Corporation Act of 1983

  as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

                          ARTICLE I Amendment(s)

The exact text of Article(s)                 I                  of the Articles

        (NOTE: If amending the name of corporation, write Article "I" in space above and write "The name of the Corporation is ----------," below.)



        The name of the corporation is BioDelivery Sciences International, Inc.

                              ARTICLE II

Date of each amendment's adoption:
  September 18, 2000

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                              ARTICLE III

Mark applicable section: NOTE - Only in limited situations does Indiana law permit an Amendment without shareholder approval. Because a name change requires shareholder approval, Section 2 must be marked and either A or B completed.

        SECTION 1 This amendment was adopted by the Board of Director or incorporators and shareholder action was not required.

   X    SECTION 2  The shareholders of the Corporation entitled to vote in respect to the amendment adopted the proposed amendment.  The amendment was adopted by: (Shareholder approval may be by
                   either A or B.)

                   A. Vote of such shareholders during a meeting called by the Board of Directors. The result of such vote is as follows:

        8,519,900       Shares entitled to vote
        8,250,000       Number of shares represented at the meeting
        8,250,000       Shares voted in favor
                0       Shares voted against

                   B. Unanimous written consent executed on June 12, 2000 and signed by all shareholders entitled to vote.


                   ARTICLE IV Compliance with Legal Requirements

The manner of the adoption of the Articles of Amendment and the vote by which they were adopted constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

I hereby verify, subject to penalties of perjury, that the statements contained herein are true, this 15th day of September, 2000.

Signature of current officer or                 Printed name of officer or
chairman of the board                           chairman of the board

/s/  Aaron Tsai                                 Aaron Tsai



Signature's Title

President
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